Filed pursuant to Rule 497(a)

Registration No. 333-237460

Rule 482ad

May 4, 2020

Dear Stockholder,

Bain Capital Specialty Finance, Inc.’s (“BCSF”) investment philosophy is rooted in Bain Capital’s heritage of a disciplined and thoughtful approach to investing through rigorous bottom-up, fundamental analysis. Consistent with this approach, we are focused on safeguarding the stockholder capital entrusted to us. While we believe our investment portfolio is defensively positioned in first lien investments comprised of a highly diversified set of individual companies in durable sectors, the current economic environment remains uncertain, including the duration of the economic shutdown and the full impact on the economy.

After careful consideration with BCSF’s Board of Directors, we today announced a rights offering to our stockholders. We believe strengthening BCSF’s balance sheet is a prudent and necessary course of action in the uncertain market environment in which we are operating as it will allow us to maximize long-term stockholder value. The capital raised in the rights offering will allow BCSF to strengthen its balance sheet during these uncertain times by:

•	De-Leveraging the Company’s Balance Sheet: The new equity capital will initially be used to repay outstanding indebtedness in order to continue to maintain an appropriate level of debt in a challenging environment. While the Company is currently in compliance with its debt requirements under its existing credit facilities and regulatory debt requirements, the capital will provide for greater cushion and increased flexibility.

•	Capital Resources to Support Existing Portfolio Companies: Given the global pandemic, many businesses are shut down. As such, even companies with strong balance sheets and value propositions may be in need of capital support as a result of COVID-19. We are focused on liquidity measures to position BCSF to support these portfolio companies and not impact their long-term value propositions. We believe having capital to support existing portfolio companies can help optimize outcomes for stockholders.

•	New Opportunistic Investments Resulting from Dislocation: In periods of extreme market volatility and dislocations, there are often undervalued investments that become available on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. Having additional capital to take advantage of these opportunities can provide for compelling risk-adjusted return opportunities. Depending on the Company’s leverage profile, and if excess capital permits, we may seek to opportunistically pursue new investment opportunities to grow the Company’s net investment income and expand return on equity.

We strived to structure the rights offering to be as stockholder friendly as possible. We, and our Board of Directors, considered several factors, including other capital raising options and believe the terms of the rights offering provide for the best structure due to the following net benefits:

•	A rights offering minimizes the dilution impact for existing stockholders as it allows for existing stockholders to subscribe for their pro rata rights; otherwise, equity offerings can be further dilutive as new stockholders are diluting existing stockholders.

•	The rights offering has been structured as a 1:4 offering (e.g. one share of common stock for every four rights held). The size of this offering minimizes the dilution impact for stockholders and currently provides sufficient liquidity for the Company to navigate these uncertain times.

•	The rights offering has been structured with a transferable right, allowing for stockholders to monetize, in part, the value of their rights if they do not exercise their rights.

•	Bain Capital and its affiliates have indicated that they intend to over-subscribe and to make a total investment of up to $50 million in shares of our common stock pursuant to the over-subscription privilege. Bain Capital and its affiliates will allow other investors to receive over-subscription allocations prior to their own.

Filed pursuant to Rule 497(a)

Registration No. 333-237460

Rule 482ad

In the current environment, the Bain Capital Credit platform has been efficiently operating at full capacity with our global team working remotely. The Private Credit Group has taken additional steps in actively overseeing and managing BCSF’s portfolio. These measures include:

•	Communicating frequently with our portfolio company management teams and related private equity sponsors to understand the expected financial performance impact of this crisis;

•	Re-underwriting and re-modeling our portfolio company investments to understand the impact on each portfolio company’s operations if the current economic environment persists for a longer period; and

•	Establishing an internal working group focused on understanding the potential financial needs of our portfolio companies and engaging with these companies and their private equity sponsors, as needed. Our working group is comprised of investment professionals across the firm who contribute deep expertise in multiple market environments and diverse viewpoints.

As the current market environment has presented uncertain times, our focus is on capital preservation and equipping BCSF with the tools necessary to navigate through this unchartered territory ahead. We thank you for your continued support and entrusting us with your capital.

We hope you and your loved ones remain safe and healthy during this time.

Sincerely,

Michael Ewald

President & CEO and Board Member, BCSF

Managing Director, Bain Capital Credit, LP

Filed pursuant to Rule 497(a)

Registration No. 333-237460

Rule 482ad

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Bain Capital Specialty Finance, Inc. before investing. The prospectus contains this and other important information you should know before investing in the rights. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available by written or oral request and free of charge by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, on our website at http://www.baincapitalbdc.com, or by calling us collect at (617) 516-2350. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of the prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Rights Offering Information Subject to Completion

The information in this press release and the N-2 registration statement regarding the rights offering is not complete and may be changed. We may not sell these securities until the N-2 registration statement filed with the U.S. Securities and Exchange Commission is effective. This letter is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Forward-Looking Statements

This letter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this letter may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the U.S. Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this letter.